================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -----------------------

                                   FORM 8-K/A

                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 9, 1998
                                                         ---------------

                       PAN PACIFIC RETAIL PROPERTIES, INC.
                       -----------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Maryland                       001-13243               33-0752457
-------------------------------         -----------          -------------------
(State or other jurisdiction of         (Commission            (IRS Employer
 incorporation or organization)         File Number)         Identification No.)


            1631-B South Melrose Drive
                 Vista, California                               92083
      ----------------------------------------                 ----------
      (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (760) 727-1002
                                                           --------------


                                      N.A.
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



================================================================================

Item 7. Financial Statements and Exhibits.

               (a)    Financial Statements Under Rule 3-14 of Regulation S-X.

                      The Mercury Portfolio

                      Independent Auditors' Report
                      Combined Statement of Revenue and Certain Expenses for
                          the year ended December 31, 1997
                      Notes to Combined Statement of Revenue and Certain
                           Expenses
                      Combined Statement of Estimated Taxable Operating Results
                           of The Mercury Portfolio and Estimated Cash To Be Made Available By Operations of The Mercury Portfolio (unaudited)

                      Manteca Marketplace

                      Independent Auditors' Report
                      Statement of Revenue and Certain Expenses for the year
                          ended December 31, 1997
                      Notes to Statement of Revenue and Certain Expenses Statement of Estimated Taxable Operating Results of
                           Manteca Marketplace and Estimated Cash To Be Made Available By Operations of Manteca Marketplace (unaudited)

               (b)    Pro Forma Condensed Consolidated Financial Statements.

                      Pro Forma Condensed Consolidated Balance Sheet (unaudited)

                      Pro Forma Condensed Consolidated Statement of Operations
                          for the nine months ended September 30, 1998
                          (unaudited)

                      Pro Forma Condensed Consolidated Statement of Operations
                          for the year ended December 31, 1997 (unaudited)

                      Notes to the Pro Forma Condensed Consolidated Financial
                           Statements

                      Combining Schedules of Revenue and Certain Expenses of the
                           Acquisition Properties and Notes Receivable as follows:

                           1) Combining Schedule of Revenue and Certain Expenses of the 1998 Acquisition Properties for the Nine Months Ended September 30, 1998 (unaudited)

                           2) Combining Schedule of Revenue and Certain Expenses of the 1998 Acquisition Properties for the Year Ended December 31, 1997 (unaudited)

                           3) Combining Schedule of Revenue and Certain Expenses of the 1997 Acquisition Properties and Notes Receivable for the Year Ended December 31, 1997 (unaudited)

               (c)    Exhibits.

                      The Exhibits to this report are listed on the Exhibit Index set forth elsewhere herein.

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors
Pan Pacific Retail Properties, Inc.:


We have audited the accompanying combined statement of revenue and certain expenses of The Mercury Portfolio for the year ended December 31, 1997. This combined statement is the responsibility of management. Our responsibility is to express an opinion on this combined statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the combined statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1 to the combined statement of revenue and certain expenses. It is not intended to be a complete presentation of The Mercury Portfolio's combined revenue and expenses.

In our opinion, the combined statement referred to above presents fairly, in all material respects, the combined revenue and certain expenses, as described in
Note 1, of The Mercury Portfolio for the year ended December 31, 1997 in conformity with generally accepted accounting principles.



                                        KPMG Peat Marwick LLP


San Diego, California
October 2, 1998, except for the first paragraph of Note 6, as to which the date is October 9, 1998, the second paragraph of Note 6, as to which the date is November 5, 1998, and the third paragraph of Note 6, as to which the date is November 9, 1998

                              THE MERCURY PORTFOLIO

               Combined Statement of Revenue and Certain Expenses

                       For the year ended December 31,1997



Revenue:
    Rent (notes 3 and 4)                                        $6,500,923
    Recoveries from tenants                                      1,414,552
    Other                                                            8,953
                                                                ----------

                                                                 7,924,428
                                                                ----------

Certain expenses:
    Interest (note 4)                                            1,560,874
    Repairs and maintenance                                        719,810
    Property taxes                                                 642,799
    Utilities                                                      178,575
    Management fees - related party                                144,132
    Insurance                                                      125,705
    Other                                                           91,976
                                                                ----------

                                                                 3,463,871
                                                                ----------

                 Revenue in excess of certain expenses          $4,460,557
                                                                ==========



See accompanying notes to combined statement of revenue and certain expenses.

                              THE MERCURY PORTFOLIO
           Notes to Combined Statement of Revenue and Certain Expenses

                      For the year ended December 31, 1997



(1)    BASIS OF PRESENTATION

       The accompanying combined statement of revenue and certain expenses relates to the operations of The Mercury Portfolio (the "Properties"), consisting of the following:

                     PROPERTY                                              LOCATION
        ------------------------------------------------              --------------------
        Oregon City Shopping Center ("Oregon City")                   Oregon City, Oregon

        Southgate Shopping Center ("Southgate")                       Milwaukee, Oregon

        Sandy Marketplace ("Sandy")                                   Sandy, Oregon

        Oregon Trail Center ("Oregon Trail")                          Gresham, Oregon

        Sunset Mall ("Sunset")                                        Portland, Oregon

        Hermiston Plaza ("Hermiston")                                 Hermiston, Oregon

        Hood River Center                                             Hood River, Oregon


       Oregon City, Southgate, and Sandy are owned by Smudik Development, LLC ("Smudik"). Sunset is owned by MIKZ Development, LLC ("MIKZ"). Pan Pacific Retail Properties, Inc. (the "Company") or an affiliate acquired Smudik, MIKZ, and the remaining properties listed above (Note 6) and assumed the mortgage notes payable related to Smudik and MIKZ (Note 4).

       The accompanying combined statement of revenue and certain expenses has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and accordingly, is not representative of the actual results of operations of the Properties for the year ended December 31, 1997 due to the exclusion of the following expenses, which may not be comparable to the proposed future operations of the Properties:

        -       Depreciation and amortization

        -       Interest on mortgages which were not assumed by the Company

        -       Federal and state income taxes

        - Other costs not directly related to the proposed future operations of the Properties

(2)    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       (a)    REVENUE RECOGNITION

              Rent revenue is recognized on a straight-line basis over the term of the individual leases.


                                        4                            (Continued)

                              THE MERCURY PORTFOLIO
           Notes to Combined Statement of Revenue and Certain Expenses

                      For the year ended December 31, 1997


       (b)    USE OF ESTIMATES

              Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenue and certain expenses during the reporting period to prepare the combined statement of revenue and certain expenses in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

(3)    RENT REVENUE

       Retail space is leased to tenants under various operating leases with terms ranging from month-to-month to 20 years. The leases generally provide for minimum rent and reimbursement of real estate taxes, common area maintenance and certain other operating expenses. Certain leases also contain provisions for percentage rent. Percentage rent earned for the year ended December 31, 1997 was $163,095.

       Future minimum rentals to be received under noncancelable operating leases in effect at December 31, 1997 are as follows:

         YEARS ENDING DECEMBER 31,
         -------------------------
                 1998                                        $   6,008,086
                 1999                                            5,340,112
                 2000                                            4,238,671
                 2001                                            3,278,776
                 2002                                            2,612,905
                 Thereafter                                     11,209,392
                                                             -------------

                                                             $  32,687,942
                                                             =============


(4)    MORTGAGE NOTES PAYABLE

       (a)    SMUDIK DEVELOPMENT, LLC

              A loan in the amount of $17,500,000 , secured by a first trust deed and an assignment of rents on the properties owned by Smudik (Oregon City, Sandy, and Southgate), was executed by Smudik on January 28, 1997. An affiliate of the Company assumed the loan as part of its acquisition of Smudik (Note 6). The loan bears interest at an annual rate of 8.73% (the "Base Rate"), with principal and interest payments of $143,637 due monthly through January 31, 2007. The loan may be prepaid in full without penalty during the six-month period ending January 31, 2007. The outstanding principal balance at January 31, 2007 is expected to be approximately $14,727,000. Effective February 1, 2007 and through the loan's maturity on February 1, 2022, the loan bears interest at an annual rate equal to 2.0% in excess of the greater of (1) the Base Rate or (2) the interest rate on a ten-year U.S. Treasury obligation as of February 1, 2007. The monthly principal and interest payments are to be adjusted based on a 25-year amortization period using the then outstanding principal balance and the new interest rate. The principal balance of the loan at December 31, 1997 was $17,330,803.


                                        5                            (Continued)

                              THE MERCURY PORTFOLIO
           Notes to Combined Statement of Revenue and Certain Expenses

                      For the year ended December 31, 1997


       (b)    MIKZ DEVELOPMENT, LLC

              A loan in the amount of $7,650,000, secured by a first trust deed and an assignment of rents on the property owned by MIKZ (Sunset), was executed by MIKZ on September 30, 1997. An affiliate of the Company assumed the loan as part of its acquisition of MIKZ (Note
              6). The loan bears interest at an annual rate of 7.65%, with principal and interest payments of $54,278 due monthly through October 1, 2012, at which time the outstanding principal balance and any accrued interest thereon is due. The principal balance of the loan at December 31, 1997 was $7,633,367.

       Based on the dates of these financings, the accompanying financial statement includes interest expense for approximately eleven months on the Smudik loan and three months on the MIKZ loan. Therefore such interest expense is not comparable to amounts that will be incurred for a full year of operations.

(5)    LEASE COMMITMENT

       Certain real property of Hermiston is subject to a noncancelable operating lease, which commenced on January 1, 1977 and terminates on December 31, 2016. This lease provides for monthly minimum rent and is subject to increase annually based on the change in the consumer price index. In conjunction with the acquisition of Hermiston, the Company assumed the operating lease.

       At December 31, 1997, aggregate minimum rental commitments are as follows:

       1998                                  $  33,600
       1999                                     33,684
       2000                                     33,684
       2001                                     33,684
       2002                                     33,684
       Thereafter                              505,260
                                             ---------

                                             $ 673,596
                                             =========


(6)    SUBSEQUENT EVENTS

       On October 9, 1998, the Company and an affiliate purchased Oregon Trail, Hermiston and Hood River Center for $26,769,356 in cash which included net prepayment fees of $1,021,532 incurred on the mortgage notes paid off in connection with the purchase.

       On November 5, 1998, the Company through an affiliate, Pan Pacific (Portland), LLC ("PPP"), acquired Sunset by acquiring MIKZ, the entity which owns Sunset. MIKZ was acquired pursuant to a contribution agreement, dated September 23, 1998, and related amendments. The purchase price, net of associated debt of $7,575,538, was $4,441,667. PPP paid cash of $242,668 and issued 198,597 PPP units in exchange for all of the outstanding units of MIKZ.


                                        6                            (Continued)

                              THE MERCURY PORTFOLIO
           Notes to Combined Statement of Revenue and Certain Expenses

                      For the year ended December 31, 1997



       On November 9, 1998, the Company through its affiliates, PPP and Pan Pacific (Clackamas) Inc. ("Clackamas") acquired three shopping centers (Oregon City, Southgate and Sandy) by acquiring Smudik, the entity which owns the shopping centers. Smudik was acquired pursuant to a contribution agreement, dated September 23, 1998, and related amendments. The purchase price, net of associated debt of $17,166,393, was $13,970,284. PPP paid cash of $261,348 and issued 634,019 PPP units in exchange for 99% of the outstanding units of Smudik and the remaining 1% interest in Smudik was acquired by Clackamas for cash.

                              THE MERCURY PORTFOLIO

Combined Statement of Estimated Taxable Operating Results of The Mercury Portfolio and Estimated Cash to be made available by Operations of The Mercury Portfolio.


              For the Year Ended December 31, 1997
                           (unaudited)


Revenue:
     Rent                                              $6,500,923
     Recoveries from tenants                            1,414,552
     Other                                                  8,953
                                                       ----------
                                                        7,924,428
                                                       ----------

Expenses:
     Depreciation                                       1,311,000
     Property operating                                 1,024,090
     Property taxes                                       642,799
     Interest                                           2,071,779
     Property management fees                             144,132
     Other                                                 91,976
                                                       ----------
                                                        5,285,776
                                                       ----------

Estimated taxable operating income                      2,638,652
Add back depreciation                                   1,311,000
                                                       ----------
Estimated cash to be made available by operations      $3,949,652
                                                       ==========



This combined statement of estimated taxable operating results and estimated cash to be made available by operations is an estimate of operating results of The Mercury Portfolio for a period of twelve months based on information provided by management and does not purport to reflect actual results for any period. The Company does not expect to pay federal income tax because of its election to be taxed as a REIT.

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors
Pan Pacific Retail Properties, Inc.:


We have audited the accompanying statement of revenue and certain expenses of Manteca Marketplace for the year ended December 31, 1997. This statement is the responsibility of management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 to the statement of revenue and certain expenses. It is not intended to be a complete presentation of Manteca Marketplace's revenue and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenue and certain expenses, as described in Note 1, of Manteca Marketplace for the year ended December 31, 1997 in conformity with generally accepted accounting principles.


                                        KPMG Peat Marwick LLP


San Diego, California
September 15, 1998

                               MANTECA MARKETPLACE

                    Statement of Revenue and Certain Expenses

                      For the year ended December 31, 1997



Revenue:
    Rent (notes 3 and 4)                                        $  979,186
    Recoveries from tenants                                        150,563
    Other                                                            2,730
                                                                ----------

                                                                 1,132,479
                                                                ----------

Certain expenses:
    Repairs and maintenance                                        176,992
    Property taxes                                                  69,936
    Utilities                                                       53,634
    Management fees                                                 50,400
    Insurance - related party                                       16,392
    Other                                                           24,447
                                                                ----------

                                                                   391,801
                                                                ----------

                 Revenue in excess of certain expenses          $  740,678
                                                                ==========


See accompanying notes to statement of revenue and certain expenses.

                               MANTECA MARKETPLACE

               Notes to Statement of Revenue and Certain Expenses

                      For the year ended December 31, 1997



(1)    BASIS OF PRESENTATION

       The accompanying statement of revenue and certain expenses relates to the operations of Manteca Marketplace (the "Property"), a community shopping center located in Manteca, California. The Property was purchased by Pan Pacific Retail Properties, Inc. (the "Company") for $15,616,631 in cash on March 19,1998.

       The accompanying statement of revenue and certain expenses has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and, accordingly, is not representative of the actual results of operations of Manteca Marketplace for the year ended December 31, 1997 due to the exclusion of the following expenses, which may not be comparable to the proposed future operations of the Property:

                -       Depreciation and amortization

                -       Federal and state income taxes

                - Other costs not directly related to the proposed future operations of the Property

       In addition, the purchase of the Property by the Company is estimated to increase future property tax expense by approximately $87,000 annually. The Company anticipates that the majority of the increase in property tax expense will be recovered from tenants of the Property.

(2)    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

       (a)    REVENUE RECOGNITION

              Rent revenue is recognized on a straight-line basis over the term of the individual leases.

       (b)    USE OF ESTIMATES

              Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenue and certain expenses during the reporting period to prepare the statement of revenue and certain expenses in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

(3)    RENT REVENUE

       Retail space is leased to tenants under various operating leases with terms ranging from three to 25 years. The leases generally provide for minimum rent and reimbursement of real estate taxes, common area maintenance and certain other operating expenses. Certain leases also contain provisions for percentage rent. No percentage rent was earned for the year ended December 31, 1997.

                                        11                           (Continued)

                               MANTECA MARKETPLACE

               Notes to Statement of Revenue and Certain Expenses

                      For the year ended December 31, 1997


       Future minimum rentals to be received under noncancelable operating leases in effect at December 31, 1997 are as follows:

                     YEARS ENDING DECEMBER 31,                        AMOUNT
                 -------------------------------------           ----------------
                          1998                                   $     1,410,926
                          1999                                         1,414,428
                          2000                                         1,345,049
                          2001                                         1,252,849
                          2002                                         1,180,351
                          Thereafter                                  15,252,260
                                                                 ---------------

                                                                 $    21,855,863
                                                                 ===============


(4)    CONCENTRATION OF CREDIT RISK

       At December 31, 1997, two tenants individually accounted for more than 10% of total revenue. Rent revenue earned and recoveries from these tenants for the year ended December 31, 1997 were as follows:

            Save Mart of Modesto                                $    288,680
            Stadium 10 Cinemas                                  $    157,429

                              MANTECA MARKETPLACE

Statement of Estimated Taxable Operating Results of Manteca Marketplace and Estimated Cash to be made available by Operations of Manteca Marketplace.


              For the Year Ended December 31, 1997
                           (unaudited)


Revenue:
     Rent, net of straight-line rent                   $  880,391
     Recoveries from tenants                              150,563
     Other                                                  2,730
                                                       ----------
                                                        1,033,684
                                                       ----------

Expenses:
     Depreciation                                         292,800
     Property operating                                   247,018
     Property taxes                                        69,936
     Property management fees                              50,400
     Other                                                 24,447
                                                       ----------
                                                          684,601
                                                       ----------

Estimated taxable operating income                        349,083
Add back depreciation                                     292,800
                                                       ----------
Estimated cash to be made available by operations      $  641,883
                                                       ==========



This statement of estimated taxable operating results and estimated cash to be made available by operations is an estimate of operating results of Manteca Marketplace for a period of twelve months based on information provided by management and does not purport to reflect actual results for any period. This statement includes an adjustment to rent revenue of $98,795 to reverse the effects of straight-line rent that was recognized for financial reporting purposes. The Company does not expect to pay federal income tax because of its election to be taxed as a REIT.

                       PAN PACIFIC RETAIL PROPERTIES, INC.
              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

        The following unaudited pro forma condensed consolidated balance sheet as of September 30, 1998 is presented as if the acquisition of The Mercury Portfolio had occurred on September 30, 1998. The following unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 1998 and the year ended December 31, 1997 are presented as if: (i) the consummation of the initial public offering of common stock in August 1997 (the "IPO"), the related formation transactions in connection with the IPO and the related repayment of notes payable; (ii) the acquisitions of Chico Crossroads, Monterey Plaza, Fairmont Shopping Center, Lakewood Shopping Center, Green Valley Town & Country , Rainbow Promenade, The PNW Portfolio, Palmdale Shopping Center, Tustin Heights Shopping Center and Brookvale Shopping Center (collectively the "1997 Acquisitions") and certain secured notes receivable;
(iii) the acquisitions of Bear Creek Plaza, San Dimas Marketplace, The Oregon Portfolio, Manteca Marketplace, Creekside Center, Panther Lake Shopping Center, Westwood Village Shopping Center, Fashion Faire Shopping Center, Pacific Commons Shopping Center and The Mercury Portfolio (collectively the "1998 Acquisitions") and (iv) the secondary offering completed on May 18, 1998, the exercise of Pan Pacific Development (U.S.), Inc.'s participation rights and related repayment of a portion of the unsecured credit facility all had occurred on January 1, 1997.

        The pro forma condensed consolidated financial statements should be read in conjunction with the consolidated financial statements of Pan Pacific Retail Properties, Inc., including the notes thereto, that were filed with and as part of Pan Pacific Retail Properties, Inc's annual report on Form 10-K for the year ended December 31, 1997 filed on March 30, 1998, quarterly report on Form 10-Q for the period ended March 31, 1998 filed on May 15, 1998, quarterly report on Form 10-Q for the period ended June 30, 1998 filed on August 13, 1998, and quarterly report on Form 10-Q for the period ended September 30, 1998 filed on November 13, 1998. The pro forma condensed consolidated financial statements do not purport to represent Pan Pacific Retail Properties, Inc's financial position as of September 30, 1998 or the results of operations for the nine months ended September 30, 1998 or for the year ended December 31, 1997 that would actually have occurred had the Company completed the transactions described above nor do they purport to represent the results of operations as of any future date or for any future period.

                       PAN PACIFIC RETAIL PROPERTIES, INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1998
                                   (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                      Pan Pacific                       Pan Pacific
                                                        Retail        Acquisition of       Retail
                                                    Properties, Inc.    The Mercury    Properties, Inc.
                                                      Historical       Portfolio (A)      Proforma
                                                    ----------------  --------------   ----------------
ASSETS

Operating properties, at cost, net                      $578,609          $70,945          $649,554

Investments in unconsolidated partnerships                 9,912               --             9,912

Cash, cash equivalents and restricted cash                 1,261             (791)              470

Accounts and accrued rent receivable                      11,917               --            11,917

Notes receivable                                           2,063               --             2,063

Deferred lease commissions                                 2,724               --             2,724

Prepaid expenses and other assets                          5,260               --             5,260
                                                        --------          -------          --------
                                                        $611,746          $70,154          $681,900
                                                        ========          =======          ========

LIABILITIES AND OWNERS' EQUITY

Notes payable                                           $110,810          $24,742          $135,552

Line of credit payable                                   100,001           27,823           127,824

Accounts payable, accrued expenses and
  other liabilities                                       16,264               --            16,264
                                                        --------          -------          --------

     Total liabilities                                   227,075           52,565           279,640

Minority interest                                          1,253           17,589            18,842

Shareholders' equity

     Common stock par value $.01 per share,
       100,000,000 authorized shares 21,162,012
       shares issued and outstanding at
       September 30, 1998                                    212               --               212

     Paid-in-capital in excess of par value              481,182               --           481,182

     Accumulated deficit                                 (97,976)              --           (97,976)
                                                        --------          -------          --------

Total shareholders' equity                               383,418               --           383,418
                                                        --------          -------          --------

                                                        $611,746          $70,154          $681,900
                                                        ========          =======          ========



      See accompanying notes to pro forma condensed consolidated financial statements.

                       PAN PACIFIC RETAIL PROPERTIES, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                                   (UNAUDITED)
                        (IN THOUSANDS, EXCEPT SHARE DATA)



                                                              1998
                                                           ACQUISITION
                                                           PROPERTIES
                                                            AND OTHER
                                           COMPANY          PRO FORMA          COMPANY
                                          HISTORICAL       ADJUSTMENTS        PRO FORMA
                                          ----------       -----------        ---------
REVENUE:
   Rental                                  $44,966            $7,231 (K)    $    52,197
   Percentage rent                             340               131 (K)            471
   Recoveries from tenants                   9,733             1,592 (K)         11,325
   Income from unconsolidated
     partnerships                              531                --                531
   Other                                     1,360                16 (K)          1,376
                                           -------            ------        -----------
                                            56,930             8,970             65,900
                                           -------            ------        -----------
EXPENSES
   Property operating                        6,862             1,211 (K)          8,073
   Property taxes                            4,038               765 (K)          4,803
   Property management fees                     --               212 (K)             --
                                                                (212)(M)
   Depreciation and amortization            10,454             1,479 (L)         11,933
   Interest                                 13,310             1,704 (K)         14,384
                                                                (630)(E)
   General and administrative                3,001                --              3,001

   Other expenses                              305               103 (K)            408
                                           -------            ------        -----------
                                            37,970             4,632             42,602
                                           -------            ------        -----------
INCOME BEFORE MINORITY
  INTEREST                                  18,960             4,338             23,298
   Minority interest                           (37)             (949)(K)           (986)
                                           -------            ------        -----------

NET INCOME BEFORE
  EXTRAORDINARY ITEM                       $18,923            $3,389        $    22,312
                                           =======            ======        ===========
   Pro forma basic weighted average
      common shares outstanding                                              21,162,012
                                                                            ===========
   Pro forma diluted weighted average
      common shares outstanding                                              21,217,186
                                                                            ===========
   Pro forma basic earnings per share                                       $      1.05
                                                                            ===========
   Pro forma diluted earnings per share                                     $      1.05
                                                                            ===========




      See accompanying notes to pro forma condensed consolidated financial statements.

                       PAN PACIFIC RETAIL PROPERTIES, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                   (UNAUDITED)
                        (IN THOUSANDS, EXCEPT SHARE DATA)


                                                               PRO FORMA ADJUSTMENTS
                                                          -------------------------------
                                                             1997                1998
                                                          ACQUISITION         ACQUISITION
                                                          PROPERTIES           PROPERTIES
                                                           AND OTHER           AND OTHER
                                           COMPANY         PRO FORMA           PRO FORMA       COMPANY
                                          HISTORICAL      ADJUSTMENTS         ADJUSTMENTS     PRO FORMA
                                          ----------      -----------         ------------    ---------
REVENUE:
   Rental                                  $36,839           $10,512 (B)       $17,681 (K)  $    65,032
   Percentage rent                             278               127 (B)           222 (K)          627
   Recoveries from tenants                   8,042             2,145 (B)         3,717 (K)       13,904
   Income from unconsolidated
     partnerships                              409               297 (E)            --              706
   Other                                       884               108 (B)            49 (K)        1,041
                                           -------           -------           -------      -----------
                                            46,452            13,189            21,669           81,310
                                           -------           -------           -------      -----------
EXPENSES
   Property operating                        6,016             1,400 (B)         2,825 (K)       10,241
   Property taxes                            3,187             1,126 (B)         1,866 (K)        6,179
   Property management fees                    126               497 (B)           610 (K)          126
                                                                (497)(D)          (610)(M)
   Depreciation and amortization             8,928             2,200 (C)         3,661 (L)       14,789
   Interest                                 14,057             2,506 (B)         1,888 (K)       17,784
                                                              (1,271)(E)
                                                                 604 (F)
   General and administrative                3,923               558 (G)            --            4,000
                                                                (481)(H)
   Other expenses                              687               155 (B)           266 (K)          579
                                                                (529)(I)
                                           -------           -------           -------      -----------
                                            36,924             6,268            10,506           53,698
                                           -------           -------           -------      -----------
INCOME BEFORE INCOME TAX
  EXPENSE AND MINORITY
  INTEREST                                   9,528             6,921            11,163           27,612
   Income tax expense                          (19)               19 (J)            --               --
   Minority interest                          (153)              (96)(E)        (1,222)(K)       (1,471)
                                           -------           -------           -------      -----------

NET INCOME BEFORE
  EXTRAORDINARY ITEM                       $ 9,356           $ 6,844           $ 9,941      $    26,141
                                           =======           =======           =======      ===========
   Pro forma basic weighted average
      common shares outstanding                                                              21,162,012
                                                                                            ===========
   Pro forma diluted weighted average
      common shares outstanding                                                              21,220,111
                                                                                            ===========
   Pro forma basic earnings per share                                                       $      1.24
                                                                                            ===========
   Pro forma diluted earnings per share                                                     $      1.23
                                                                                            ===========





      See accompanying notes to pro forma condensed consolidated financial statements.

                       PAN PACIFIC RETAIL PROPERTIES, INC.
         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)
                                  (IN THOUSANDS)


1.  ADJUSTMENTS TO THE PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(A) Acquisition of The Mercury Portfolio (acquired from unrelated third parties, recorded at cost):

        Operating properties (including land
           costs of $17,736)                                $ 70,945
        Cash and cash equivalents                               (791)
        Notes payable assumed                                 24,742
        Increase in line of credit payable                    27,823
        Contributed equity                                    17,589

2.  ADJUSTMENTS TO THE PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

    The pro forma adjustments to the Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 1998 and for the year ended December 31, 1997 are as follows:

                                                        NINE MONTHS ENDED        YEAR ENDED
                                                        SEPTEMBER 30, 1998    DECEMBER 31, 1997
                                                        ------------------    -----------------

(B) Acquisition of Chico Crossroads, Monterey Plaza,
    Fairmont Shopping Center, Lakewood Shopping Center,
    Green Valley Town & Country, the secured notes
    receivable, Rainbow Promenade, The PNW Portfolio,
    Palmdale Shopping Center, Tustin Heights Shopping
    Center and Brookvale Shopping Center (refer to
    Combining Schedules for detailed information by
    property)
         Rental revenue                                        --                  $  10,512
         Percentage rent                                       --                        127
         Recoveries from tenants                               --                      2,145
         Other revenue                                         --                        108
         Property operating expenses                           --                      1,400
         Property taxes                                        --                      1,126
         Property management fees                              --                        497
         Interest                                              --                      2,506
         Other expenses                                        --                        155

(C) Increase in depreciation expense on buildings for the
    1997 Acquisitions as follows:
         Chico Crossroads                                      --                  $      71
         Monterey Plaza                                        --                        141
         Fairmont Shopping Center                              --                         69
         Lakewood Shopping Center                              --                         86
         Green Valley Town & Country                           --                        189
         Rainbow Promenade                                     --                        374
         The PNW Portfolio                                     --                        671
         Palmdale Shopping Center                              --                         86
         Tustin Heights Shopping Center                        --                        276
         Brookvale Shopping Center                             --                        237
                                                                                   ---------
                                                               --                  $   2,200
                                                                                   =========

(D) Elimination of property management fees paid to third
    parties related to the 1997 Acquisitions                   --                  $    (497)


                       PAN PACIFIC RETAIL PROPERTIES, INC.
   NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)
                                  (IN THOUSANDS)

                                                         NINE MONTHS ENDED        YEAR ENDED
                                                         SEPTEMBER 30, 1998    DECEMBER 31, 1997
                                                         ------------------    -----------------

(E) Net decrease in interest expense resulting from the
    repayment of notes payable with the proceeds from the
    IPO and the repayment of borrowings under the
    Unsecured Credit Facility with proceeds from the
    Secondary Offering as follows:
         Income from unconsolidated partnerships                    --             $     297
         Interest                                             $   (630)            $  (1,271)
         Minority interest                                          --             $     (96)

(F) Increase in interest expense for the effect of the
    amortization of Unsecured Credit Facility fees            $     --             $     604

(G) Increase in general and administrative expenses for
    the incremental costs of operating as a public REIT             --             $     558

(H) Decrease in general and administrative expenses for
    management fees charged by Revenue Properties                   --             $    (481)

(I) Decrease in other expenses for loan guarantee fees
    charged by Revenue Properties                                   --             $    (529)

(J) Elimination of income tax expense as the Company
    expects to be taxed as a REIT                                   --             $      19

(K) Acquisition of Bear Creek Plaza, San Dimas
    Marketplace, The Oregon Portfolio, Manteca
    Marketplace, Creekside Center, Panther Lake Shopping
    Center, Westwood Village Shopping Center, Fashion
    Faire Shopping Center, Pacific Commons Shopping
    Center and The Mercury Portfolio (refer to the
    Combining Schedules for detailed information by
    property)
         Rental revenue                                       $  7,231             $  17,681
         Percentage rent                                           131                   222
         Recoveries from tenants                                 1,592                 3,717
         Other revenue                                              16                    49
         Property operating expenses                             1,211                 2,825
         Property taxes                                            765                 1,866
         Property management fees                                  212                   610
         Interest                                                1,704                 1,888
         Other expenses                                            103                   266
         Minority interest                                        (949)               (1,222)

(L) Increase in depreciation expense on buildings for the
    1998 Acquisitions as follows:
         Bear Creek Plaza                                     $     13             $     246
         San Dimas Marketplace                                      25                   427
         The Oregon Portfolio                                       86                   569
         Manteca Marketplace                                        62                   293
         Creekside Center                                           33                   113
         Panther Lake Shopping Center                               42                   146
         Westwood Village Shopping Center                           32                    85
         Fashion Faire Shopping Center                              87                   215
         Pacific Commons Shopping Center                           118                   256
         The Mercury Portfolio                                     981                 1,311
                                                              --------             ---------
                                                              $  1,479             $   3,661
                                                              ========             =========

(M) Elimination of property management fees paid to third
    parties related to the 1998 Acquisitions                  $   (212)            $    (610)


                                   SIGNATURES
                                   ----------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on December 14, 1998.


                                            PAN PACIFIC RETAIL PROPERTIES, INC.


                                            By: /s/ Stuart A. Tanz
                                                --------------------------------
                                                Stuart A. Tanz
                                                President and Chief Executive
                                                Officer



                                            By: /s/ David L. Adlard
                                                --------------------------------
                                                David L. Adlard
                                                Executive Vice President and
                                                Chief Financial Officer



                                            By: /s/ Laurie A. Sneve
                                                --------------------------------
                                                Laurie A. Sneve, CPA
                                                Vice President and Controller

                      PAN PACIFIC RETAIL PROPERTIES, INC.

           COMBINING SCHEDULE OF REVENUE AND CERTAIN EXPENSES OF THE
                          1998 ACQUISITION PROPERTIES
                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998(1)
                                  (UNAUDITED)

                          BEAR CREEK    SAN DIMAS    THE OREGON     MANTECA     CREEKSIDE   PANTHER LAKE
                            PLAZA      MARKETPLACE   PORTFOLIO    MARKETPLACE    CENTER    SHOPPING CENTER
                          ----------   -----------   ----------   -----------   ---------  ---------------
Revenue:
  Rent..................     $81,022     $469,107       $61,382     $206,568    $183,180       $211,279
  Percentage rent.......           0            0           609            0           0              0
  Recoveries from
    tenants.............       9,682       95,302        13,500       31,763      53,279         54,547
  Other.................           0        2,855           134          576         110          1,177
                             -------     --------       -------     --------    --------       --------
                              90,704      567,264        75,625      238,907     236,569        267,003
                             -------     --------       -------     --------    --------       --------
Expenses:
  Property operating....       3,601       70,612         5,098       52,111      99,906         29,624
  Property taxes........       6,935       49,201         7,613       14,754      23,752         32,479
  Management fees.......       2,281       21,703         1,568       10,632      11,535          7,986
  Interest..............           0            0             0            0           0              0
  Other.................       1,237        9,957           807        5,157       3,076          3,620
                            --------     --------      --------     --------    --------       --------
                              14,054      151,473        15,086       82,654     138,269         73,709
                            --------     --------      --------     --------    --------       --------
Revenue in excess of
  certain expenses......    $ 76,650     $415,791      $ 60,539     $156,253    $ 98,300       $193,294
                            ========     ========      ========     ========    ========       ========



                       WESTWOOD VILLAGE   FASHION FAIRE    PACIFIC COMMONS   THE MERCURY
                       SHOPPING CENTER   SHOPPING CENTER   SHOPPING CENTER    PORTFOLIO         TOTAL
                       ----------------  ---------------   ---------------   -----------     -----------
Revenue:
  Rent..................  $233,844           $423,021          $608,667       $4,753,371      $7,231,441
  Percentage rent.......         0                  0             7,904          122,321         130,834
  Recoveries from
    tenants.............    46,942             97,033           128,936        1,060,914       1,591,898
  Other.................       303              2,484             1,778            6,715          16,132
                          --------           --------          --------       ----------      ----------
                           281,089            522,538           747,285        5,943,321       8,970,305
                          --------           --------          --------       ----------      ----------
Expenses:
  Property operating....    33,214             86,322            62,517          768,068       1,211,073
  Property taxes........    26,630             37,422            84,333          482,099         765,218
  Management fees.......    14,054             20,904            12,978          108,099         211,740
  Interest..............   124,617                  0                --        1,579,463       1,704,080
  Other.................     7,717              1,024             1,081           68,982         102,658
                          --------           --------          --------       ----------      ----------
                           206,232            145,672           160,909        3,006,711       3,994,769
                          --------           --------          --------       ----------      ----------
Revenue in excess of
  certain expenses......  $ 74,857           $376,866          $586,376       $2,936,610      $4,975,536
                          ========           ========          ========       ==========      ==========

--------------
(1) Amounts shown reflect operating results for the period during 1998 that the assets were not owned by the Company.

                       PAN PACIFIC RETAIL PROPERTIES, INC.

            COMBINING SCHEDULE OF REVENUE AND CERTAIN EXPENSES OF THE
                           1998 ACQUISITION PROPERTIES
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                   (UNAUDITED)

                          BEAR CREEK    SAN DIMAS    THE OREGON     MANTECA     CREEKSIDE   PANTHER LAKE
                            PLAZA      MARKETPLACE   PORTFOLIO    MARKETPLACE    CENTER    SHOPPING CENTER
                          ----------   -----------   ----------   -----------   ---------  ---------------
Revenue:
  Rent..................  $1,179,184   $1,408,238    $3,438,981   $  979,186    $630,763       $734,445
  Percentage rent.......      11,692           --        30,589           --          --             --
  Recoveries from
    tenants.............     259,347      168,280       710,016      150,563     183,460        189,615
  Other.................       2,570           --        19,381        2,730         380          4,092
                          ----------   ----------    ----------   ----------    --------       --------
                           1,452,793    1,576,518     4,198,967    1,132,479     814,603        928,152
                          ----------   ----------    ----------   ----------    --------       --------
Expenses:
  Property operating....      97,938       62,592       511,527      247,018     344,015        102,980
  Property taxes........     146,246      120,541       347,347       69,936      81,788        112,902
  Management fees.......      30,122       39,643       162,182       50,400      39,720         27,761
  Interest..............          --           --            --           --          --             --
  Other.................      15,508       21,500        64,020       24,447      10,591         12,584
                          ----------   ----------    ----------   ----------    --------       --------
                             289,814      244,276     1,085,076      391,801     476,114        256,227
                          ----------   ----------    ----------   ----------    --------       --------
Revenue in excess of
  certain expenses......  $1,162,979   $1,332,242    $3,113,891   $  740,678    $338,489       $671,925
                          ==========   ==========    ==========   ==========    ========       ========


                       WESTWOOD VILLAGE   FASHION FAIRE    PACIFIC COMMONS   THE MERCURY
                       SHOPPING CENTER   SHOPPING CENTER   SHOPPING CENTER    PORTFOLIO        TOTAL
                       ----------------  ---------------   ---------------   -----------    -----------
Revenue:
  Rent..................  $614,052         $1,043,262         $1,314,576      $6,337,828    $17,680,515
  Percentage rent.......         0                  0             17,071         163,095        222,447
  Recoveries from
    tenants.............   123,264            239,305            278,471       1,414,552      3,716,873
  Other.................       796              6,126              3,839           8,953         48,867
                          --------         ----------         ----------      ----------    -----------
                           738,112          1,288,693          1,613,957       7,924,428     21,668,702
                          --------         ----------         ----------      ----------    -----------
Expenses:
  Property operating....    87,216            212,888            135,021       1,024,090      2,825,285
  Property taxes........    69,928             92,290            182,139         642,799      1,865,916
  Management fees.......    36,904             51,554             28,030         144,132        610,448
  Interest..............   327,231                 --                 --       1,560,874      1,888,105
  Other.................    20,264              2,525              2,334          91,976        265,749
                          --------         ----------         ----------      ----------    -----------
                           541,543            359,257            347,524       3,463,871      7,455,503
                          --------         ----------         ----------      ----------    -----------

Revenue in excess of
  certain expenses......  $196,569         $  929,436         $1,266,433      $4,460,557    $14,213,199
                          ========         ==========         ==========      ==========    ===========

                       PAN PACIFIC RETAIL PROPERTIES, INC.

            COMBINING SCHEDULE OF REVENUE AND CERTAIN EXPENSES OF THE
                1997 ACQUISITION PROPERTIES AND NOTES RECEIVABLE
                     FOR THE YEAR ENDED DECEMBER 31, 1997(1)
                                   (UNAUDITED)

                                   CHICO    MONTERREY      FAIRMONT       GREEN VALLEY      LAKEWOOD          NOTES
                                CROSSROADS    PLAZA    SHOPPING CENTER   TOWN & COUNTRY  SHOPPING CENTER    RECEIVABLE
                                ----------  ---------  ---------------   --------------  ---------------    ----------
Revenue:
  Rent........................   $349,208    $746,219      $404,174         $1,016,555       $404,375         $    --
  Percentage rent.............         --          --            --                 --             --              --
  Recoveries from tenants.....     25,458     121,354        82,779            106,530         80,302              --
  Other.......................         --          --         1,986                 82          1,213          45,178
                                 --------    --------      --------         ----------       --------         -------
                                  374,666     867,573       488,939          1,123,167        485,890          45,178
                                 --------    --------      --------         ----------       --------         -------
Certain Expenses:
  Property operating..........     23,634      82,744        42,323            122,793         80,585              --
  Property taxes..............     46,964     110,578        29,366             56,654         44,435              --
  Management fees.............      6,500      29,047        16,643             44,924         19,850              --
  Interest....................         --     565,001            --            684,407             --              --
  Other.......................      2,934          --         1,312              4,960          5,958              --
                                 --------    --------      --------         ----------       --------         -------
                                   80,032     787,370        89,644            913,738        150,828              --
                                 --------    --------      --------         ----------       --------         -------
Revenue in excess of certain
  expenses....................   $294,634    $ 80,203      $399,295         $  209,429       $335,062         $45,178
                                 ========    ========      ========         ==========       ========         =======


                                                                               TUSTIN       BROOKVALE
                                 RAINBOW      THE PNW       PALMDALE           HEIGHTS      SHOPPING
                                PROMENADE    PORTFOLIO   SHOPPING CENTER   SHOPPING CENTER   CENTER           TOTAL
                                ----------   ----------  ---------------   ---------------  ---------      -----------
Revenue:
  Rent........................  $1,450,319   $3,568,281      $427,660         $1,228,648   $  916,856      $10,512,295
  Percentage rent.............          --       20,348            --                 --      106,415          126,763
  Recoveries from tenants.....     230,031      847,958       160,100            170,322      320,372        2,145,206
  Other.......................       3,992        1,368         2,789              8,584       43,061          108,253
                                ----------   ----------      --------         ----------   ----------      -----------
                                 1,684,342    4,437,955       590,549          1,407,554    1,386,704       12,892,517
                                ----------   ----------      --------         ----------   ----------      -----------
Certain Expenses:
  Property operating..........     126,684      475,486       106,819            153,840      185,590        1,400,498
  Property taxes..............     169,637      371,546        20,727            112,056      163,970        1,125,933
  Management fees.............      34,527      168,892        13,867             90,497       72,463          497,210
  Interest....................          --    1,256,882            --                 --           --        2,506,290
  Other.......................      14,313       18,137        58,196             38,168       11,413          155,391
                                ----------   ----------      --------         ----------   ----------      -----------
                                   345,161    2,290,943       199,609            394,561      433,436        5,685,322
                                ----------   ----------      --------         ----------   ----------      -----------
Revenue in excess of certain
  expenses....................  $1,339,181   $2,147,012      $390,940         $1,012,993   $  953,268      $ 7,207,195
                                ==========   ==========      ========         ==========   ==========      ===========

---------------
(1) Amounts shown reflect operating results for the period during 1997 that the assets were not owned by the Company.

                       PAN PACIFIC RETAIL PROPERTIES, INC.

                                  EXHIBIT INDEX



Number and Description of Exhibit
---------------------------------

23.1    Independent Auditors' Consent

99.1 Amended and Restated Limited Liability Company Agreement of Pan Pacific (Portland), LLC dated October 9, 1998 (previously filed as exhibit 99.1 to the Registrant's Form 8-K filed on October 23, 1998 and incorporated herein by this reference).

99.2 Purchase and Sale and Ground Lease Assignment and Assumption Agreement and Escrow Instructions dated September 24, 1998 (previously filed as exhibit 99.2 to the Registrant's Form 8-K filed on October 23, 1998 and incorporated herein by this reference).

99.3 First Amendment To Purchase and Sale and Ground Lease Assignment and Assumption Agreement and Escrow Instructions dated October 2, 1998 (previously filed as exhibit 99.3 to the Registrant's Form 8-K filed on October 23, 1998 and incorporated herein by this reference).

99.4 Purchase and Sale Agreement and Escrow Instructions dated October 7, 1998 (previously filed as exhibit 99.4 to the Registrant's Form 8-K filed on October 23, 1998 and incorporated herein by this reference).

99.5 Contribution Agreement dated September 23, 1998 with First Amendment to Contribution Agreement dated October 30, 1998 and Second Amendment to Contribution Agreement dated November 4, 1998 (previously filed as exhibit 99.2 to the Registrant's Form 8-K filed on November 12, 1998 and incorporated herein by this reference).

99.6 Contribution Agreement dated September 23, 1998, with First Amendment to Contribution Agreement dated October 30, 1998 and an Amendment to the Contribution Agreement dated November 9, 1998 (previously filed as exhibit 99.3 to the Registrant's Form 8-K filed on November 12, 1998 and incorporated herein by this reference).